EXHIBIT 10.17

AMENDMENT TO

FINANCIAL CONSULTING AGREEMENT

     THIS AMENDMENT TO FINANCIAL CONSULTING AGREEMENT (this “Amendment”), is made and entered into effective as of March 1, 2005, and amends that certain Financial Consulting Agreement, dated as of December 31, 1996, as the same has been amended from time to time (as amended, the “Agreement”), by and between THE HALLWOOD GROUP INCORPORATED, a Delaware corporation (“Hallwood Group”) and HALLWOOD INVESTMENTS LIMITED (f/k/a HSC Financial Corporation), an entity organized under the laws of the territory of the British Virgin Islands (the “Consultant”).

RECITALS

     WHEREAS, the parties to the Agreement desire to amend the Agreement; and

     WHEREAS, Section 9(h) of the Agreement provides that the parties may amend the Agreement by written instrument.

     NOW, THEREFORE, in consideration of the mutual undertakings and agreements contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

     1. Amendment. Section 6(A) of the Agreement is hereby amended in its entirety as follows:

     “A. As compensation for the Consultant’s services, Hallwood Group agrees to pay to the Consultant an annual fee of Nine Hundred Ninety-Six Thousand Dollars ($996,000.00), payable in monthly installments of Eighty-Three Thousand Dollars ($83,000.00) on the first day of each month.”

     2. Continuation of Agreement. The Agreement shall continue in full force and effect, as amended by this Amendment.

     3. Counterparts. This Amendment may be executed in multiple counterparts, all of which shall be deemed originals, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first above written.

HALLWOOD GROUP:

THE HALLWOOD GROUP INCORPORATED

By:

Name:

Title:

Address:	3710 Rawlins
Suite 1500
Dallas, TX 75219

CONSULTANT:

HALLWOOD INVESTMENTS LIMITED
By:

Name:

Title:

Address:	24, Avenue Princesse Grace
Monte-Carlo MC98000
Principality of Monaco

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